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                          RNC Mutual Fund Group, Inc.
                               Semi-Annual Report











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                                Six Months Ended
                                 March 31, 2002

                              RNC MONEY MARKET FUND


Dear Shareholders,

We are pleased to provide you with the semi-annual report for the period ended March 31, 2002.

The fund continues to exhibit favorable returns as measured by its peer group of First Tier Taxable Money Market Funds. This top tier group of funds only invests in the highest quality short term investments. At March 31, 2002*, the gross seven day annualized yield for the Fund before expenses was 1.80% compared to an average yield of 1.82% for the other 333 funds, as reported by iMoneyNet, Inc. After expenses, the net seven day yield was still a competitive 1.05%.

With interest rates on taxables money market funds approaching 1% and tax free returns even lower, the question you may ask is why are rates so low and where do we go from here? First, a little history may be in order. As we have discussed in the past, the FOMC (Federal Open Market Committee) under the able leadership of Chairman Greenspan, has a mission to sustain economic growth at its potential, without the threat of high levels of inflation. In trying to achieve that goal, the Fed controls the level of money supply and targets short term interest rates through the well known benchmark federal funds rate. During the past year we experienced an economic slowdown that was exacerbated by the effects of the horrific terrorist attacks on U.S. soil. In fact, the Fed was quick to respond to the latter event and eased the fed funds target rate aggressively by another 125 basis points during the fourth quarter alone. This change in the short term maturity target rate was in addition to the 250 basis points of easing that occurred in the previous six month period. The FOMC strategy also affected all other short term investments that make up the money market fund universe by lowering yields in the same magnitude and beyond. In fact, the cumulative reduction of the federal funds rate since January 1, 2001 now stands at an astonishing 475 basis points or 4.75%. No wonder money market fund rates appear so low from just a mere 15 months ago.

However, where do we go from here? The main determinant of how we structure the portfolio going forward resides with our forecast for the magnitude and continued health of the economic recovery. Clearly, the overall strength and resilience of the economy are the primary factors the FOMC is focusing on as it directs monetary policy. From most appearances, the strong performance of the economy in the first quarter of 2002 appears to have been primarily due to a diminished level of inventory liquidation. Thus, the rebound may be somewhat overstated and should give way to possibly weak future growth.

The Fed's present assessment is taking that scenario into consideration and therefore the committee appears willing to delay raising its proxy for short term interest rates until the economy is on more solid footing. In fact, the FOMC might be inclined to wait even in the face of a potential pickup in the rate of inflation. At this juncture, and barring any further significant "domestic terrorist events" or escalation in the Middle East tension, we believe that the initial increase in the targeted fed funds rate may not occur until after the scheduled August 13th FOMC meeting. However, in looking at the degree of possible increase, it probably will be limited to the unwinding of the "9-11" insurance policy moves which cumulatively totaled 175 basis points. We only have to look back to the 1998 liquidity crisis and subsequent unwind during 1999. Furthermore, although the Fed has a propensity of reversing in baby steps (25 basis point increments), the perceived policy is not "cast in stone" but is a function of the assessment of current conditions and what is necessary to validate the discounting in the marketplace with minimal disruption.

In this environment we have maintained a shorter average maturity compared to the Fund's peer group. This strategy approach is due to the relatively flat short term yield curve, coupled with the belief that rates will eventually be on the rise, especially since the FOMC changed their risk assessment to one of "balanced" from "economic weakness". At the same time, we have continued to be very sensitive to credit analysis given the heightened level of event risk in the corporate world. In fact, because yield spreads between the lesser quality commercial paper issuers and U.S. Treasury and Government Agency issue are so narrow, we are increasing our representation of the later sectors combined to over 60% of the portfolio. This focus on quality and liquidity should provide the flexibility to maximize yield consistent with the prevailing market environment as we move through this period of transition.

Thank you for expressing the confidence in our ability to provide a benefit to you as a shareholder in this Fund. Please call us should you have any questions regarding the Fund in general or your account specifically.

Sincerely,

/s/ Daniel J. Genter


Daniel J. Genter
President
RNC Mutual Fund Group, Inc.
RNC Capital Management, LLC

----------
An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or by any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Fund holdings and/or sector allocations are subject to change and are not recommendations to buy or sell any security. Please see the following semi-annual report for the Fund's holdings at March 31, 2002. This material must be preceded or accompanied by a current prospectus.

The iMoney Net U.S. Treasury Money Market is an average compiled by iMoney Net's Money Fund Report, a widely recognized independent publication that monitors the performance of money market funds.

* As reported by iMoney Net, a weekly publication dated March 26, 2002.

                              RNC MONEY MARKET FUND

INVESTMENT PORTFOLIO at March 31, 2002 (Unaudited)

PRINCIPAL
 AMOUNT                                                                VALUE
--------------------------------------------------------------------------------

1ST TIER COMMERCIAL PAPER: 28.9% +
$1,500,000          AIG Funding, Inc.,
                     1.780%, 04/04/02                               $ 1,499,777
 1,500,000          BASF AG,
                     1.810%, 04/09/02                                 1,499,397
 1,400,000          Chevron Texaco Corp.,
                     1.790%, 04/11/02                                 1,399,304
 1,500,000          Toyota Motor Credit Corp.,
                     1.780%, 04/30/02                                 1,497,849
 1,500,000          Wal-Mart Stores, Inc.,
                     1.840%, 04/23/02                                 1,498,313
 1,500,000          Wells Fargo Financial, Inc.,
                     1.820%, 05/02/02                                 1,497,649
                                                                    -----------
Total 1st Tier Commercial Paper                                       8,892,289
                                                                    -----------
CORPORATE TERM DEBT: 16.2%
 1,000,000          Associate Corp. North America Senior Notes,
                     7.500%, 04/15/02                                 1,001,006
 1,500,000          Bear Stearns Company, Inc. Global Notes,
                     6.450%, 08/01/02                                 1,513,038
 1,000,000          Citigroup, Inc. Global Notes,
                     7.450%, 06/06/02                                 1,009,573
 1,400,000          General Electric Capital Corp. Global Notes,
                     7.000%, 02/03/03                                 1,452,459
                                                                    -----------
Total Corporate Term Debt                                             4,976,076
                                                                    -----------
GOVERNMENT AGENCY: 23.4%
 2,000,000          Federal Farm Credit Bank MTN,
                     6.920%, 05/13/02                                 2,011,944
 2,000,000          Federal Home Loan Bank Bonds,
                     5.250%, 04/25/02                                 2,004,687
 1,160,000          Federal Home Loan Bank Bonds,
                     6.100%, 06/12/02                                 1,169,923
 2,000,000          Federal Home Loan Mortgage Corp.
                     Discount Notes, 1.800%, 05/30/02+                1,994,100
                                                                    -----------
Total Government Agency                                               7,180,654
                                                                    -----------
UNITED STATES TREASURY: 16.2% +
 5,000,000          United States Treasury Bills,
                     1.600%, 04/18/02                               $ 4,995,893
                                                                    -----------
REPURCHASE AGREEMENT: 14.9%
$4,569,000         Seattle Northwest Securities
                    Corporation Government Repurchase
                    Agreement $4,569,000, 1.8000%,
                    dated 03/28/02, due 04/01/02,
                    [collateralized by $4,590,218 par value
                    Federal Home Loan Mortgage Company,
                    1.9520%, due 05/24/02 (collateral market
                    value $4,670,827)] (proceeds $4,569,000)
                    (cost $4,569,000)                                 4,569,000
                                                                    -----------
TOTAL INVESTMENTS
  (cost $30,613,912): 99.6%                                          30,613,912
Other Assets less Liabilities: 0.4%                                     151,985
                                                                    -----------
NET ASSETS: 100.0%                                                  $30,765,897
                                                                    ===========

----------
+ Commercial Paper, United States Treasury Bills and some Government Agencies are purchased at a discount. Rates shown on this statement represent the discount yield to cost. MTN = Medium Term Note.

See accompanying Notes to Financial Statements.

                              RNC MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2002 (Unaudited)

ASSETS
  Investment portfolio, at value (cost of $30,613,912) ............  $30,613,912
  Cash ............................................................        5,889
  Receivables:
    Interest income ...............................................      210,165
    Other assets ..................................................        7,530
                                                                     -----------
      Total assets ................................................   30,837,496
                                                                     -----------
LIABILITIES
  Payables:
    Distribution to shareholders ..................................       30,233
    Advisory fees .................................................       11,474
    Accrued expenses ..............................................       29,892
                                                                     -----------
      Total liabilities ...........................................       71,599
                                                                     -----------
  NET ASSETS (EQUIVALENT TO $1.00 PER SHARE BASED ON
    30,765,897 SHARES OF CAPITAL STOCK OUTSTANDING) ...............  $30,765,897
                                                                     ===========

COMPONENTS OF NET ASSETS
  Paid-in capital .................................................  $30,765,897
                                                                     -----------
    Net assets ....................................................  $30,765,897
                                                                     ===========

See accompanying Notes to Financial Statements.

                              RNC MONEY MARKET FUND

STATEMENT OF OPERATIONS For the Six Months Ended March 31, 2002 (Unaudited)

INVESTMENT INCOME

  Income
    Interest ........................................................  $461,353
                                                                       --------
      Total income ..................................................   461,353
                                                                       --------
  Expenses
    Advisory fees ...................................................    76,147
    Distribution fees ...............................................    46,404
    Administration fees .............................................    14,340
    Custody fees ....................................................    13,463
    Registration expense ............................................     7,480
    Legal fees ......................................................     5,984
    Fund accounting fees ............................................     6,982
    Audit fees ......................................................     3,740
    Transfer agent fees .............................................     3,491
    Director fees ...................................................     2,992
    Reports to shareholders .........................................     2,144
    Insurance expense ...............................................     1,347
    Miscellaneous ...................................................     4,986
                                                                       --------
      Total expenses ................................................   189,500
      Less: fees waived .............................................   (46,404)
                                                                       --------
      Net expenses ..................................................   143,096
                                                                       --------
        NET INVESTMENT INCOME .......................................   318,257
                                                                       --------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............  $318,257
                                                                       ========

See accompanying Notes to Financial Statements.

                                   RNC MONEY MARKET FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                             SIX MONTHS ENDED     YEAR ENDED
                                                              MARCH 31, 2002^   SEPT. 30, 2001
                                                              --------------    --------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment income .....................................  $     318,257    $   1,893,860
  Net realized loss on investments ..........................             --               --
                                                               -------------    -------------
    NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS .......................................        318,257        1,893,860
                                                               -------------    -------------
DISTRIBUTION TO SHAREHOLDERS FROM
  Net investment income .....................................       (318,257)      (1,893,860)
                                                               -------------    -------------
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold .................................     61,023,457      149,410,811
  Proceeds from shares reinvested ...........................         38,035          201,992
  Cost of shares redeemed ...................................    (61,692,125)    (165,560,781)
                                                               -------------    -------------
  Net decrease from capital share transactions ..............       (630,633)     (15,947,978)
                                                               -------------    -------------
  NET DECREASE IN NET ASSETS ................................       (630,633)     (15,947,978)

NET ASSETS
  Beginning of period .......................................     31,396,530       47,344,508
                                                               -------------    -------------
  END OF PERIOD .............................................  $  30,765,897    $  31,396,530
                                                               =============    =============
CHANGE IN CAPITAL SHARES
  Shares sold ...............................................     61,023,457      149,410,811
  Shares reinvested .........................................         38,035          201,992
  Shares redeemed ...........................................    (61,692,125)    (165,560,781)
                                                               -------------    -------------
    Net decrease ............................................       (630,633)     (15,947,978)
                                                               =============    =============

----------
^    Unaudited.

See accompanying Notes to Financial Statements.

                              RNC MONEY MARKET FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period.

                                                          SIX MONTHS                      YEAR ENDED SEPTEMBER 30,
                                                             ENDED        -------------------------------------------------------
                                                        MARCH 31, 2002^     2001        2000        1999        1998        1997
                                                        --------------    -------     -------     -------     -------     -------
Net asset value,
  beginning of period ..................................    $ 1.000       $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000
                                                            -------       -------     -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..................................      0.010         0.046       0.054       0.044       0.049       0.049
                                                            -------       -------     -------     -------     -------     -------
LESS DISTRIBUTIONS:
  From net investment income ...........................     (0.010)       (0.046)     (0.054)     (0.044)     (0.049)     (0.049)
                                                            -------       -------     -------     -------     -------     -------
Net asset value, end of period .........................    $ 1.000       $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000
                                                            -------       -------     -------     -------     -------     -------
Total return ...........................................       0.83%+        4.65%       5.52%       4.52%       4.99%       5.01%
                                                            =======       =======     =======     =======     =======     =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions) .....................    $  30.8       $  31.4     $  47.3     $  38.4     $  34.1     $  44.6

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived and
    expenses absorbed ..................................       1.02%++       1.02%       1.05%       1.26%       1.14%       1.08%
  After fees waived and
    expenses absorbed ..................................       0.77%++       0.77%       0.74%       0.66%       0.76%       0.70%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
  After fees waived and
    expenses absorbed ..................................       1.71%++       4.55%       5.42%       4.48%       4.92%       4.90%

----------
++   Annualized.
 +   Not Annualized.
 ^   Unaudited.

See accompanying Notes to Financial Statements.

                                 RNC EQUITY FUND


Dear Shareholders,

The past six months, from September 30, 2001 to March 31, 2002 has witnessed a notable and welcome recovery in the stock market as well as in the net asset value of the RNC Equity Fund. The fund increased 10.28% over the past six months fully participating in the rise in the broad market as measured by the S&P 500, which increased a slightly better 10.97% during the same period. Virtually the entire gain of the past six months has been garnered in the 4th quarter as the market quickly recovered from the shock of 9/11 and began to discount the potential for economic recovery and the strong likelihood of a profits rebound in 2002. The 1st quarter of this year was a period of consolidation of the gains of the previous quarter as concerns over the pace and sustainability of the economic recovery, accounting issues, disappointing 1st quarter earnings and gradually rising interest rates were in the aggregate too much for the stock market to overcome.

In attempting to put the past six months into perspective one word comes to mind "transitional." This period has truly been marked by transition; from a homeland vulnerable to terrorism to one that is again being rendered safe and secure; from a brief economic recession to economic expansion; from a long and painful bear market to a gradually emerging new bull market. For transitions of this magnitude to occur takes time. Time for investors to regain confidence in the belief that risk will be rewarded and that equity returns will be positive. Time for the enormous amount of monetary and fiscal stimulus that has been created to fully impact the economy. Time for us to return to normal daily life confident in the ability of our government to protect us.

Despite the market's lack of progress over the past three months, the economy has undergone a rapid recovery from the brief and shallow recession of last year. Substantial inventory rebuilding in the just completed quarter is a large part of the reason for the strong surge in 1st quarter GDP of 5.8%. Further anecdotal evidence also supports the contention that the economy is expanding rapidly. Consumer confidence has come roaring back following the tragic events of 9/11 with the closely watched Conference Board Index surging in March, registering its sharpest monthly rise in over 11 years. Furthermore, as indicated by the increase in the Institute of Supply Management's (ISM) index of manufacturing activity, to 55.6 in March, recovery in the deeply depressed manufacturing sector is proceeding at a rapid pace. The Housing sector has also proved to be amazingly robust throughout the recession and continues to provide a boost to confidence as well as an impetus to consumer spending. In addition rising home prices show no signs of abating.

On the inflation front, there appears to be an absence of inflationary pressures in the economy. Headline inflation (CPI) remains very subdued and well below core inflation. Core inflation (CPI less food and energy) has been stuck at the 2.5% level for the past two years. With the amount of current slack in the economy as measured by a very low capacity utilization rate of only 73.2% and with the price of commodities still in a downtrend, a resurgence of inflation that would get the Federal Reserve's attention is considered unlikely. Undoubtedly, the Fed stands ready to increase rates if inflation were to pick-up due to an economy that was expanding too rapidly. However the most recent economic data indicates some slowing in the pace of the recovery. This slowing combined with recent remarks by Chairman Greenspan suggest that the Fed is in no hurry to raise rates. For the stock market to achieve positive returns for this year and advance beyond its initial recovery from the lows of last year, we believe the economy needs to experience sustained recovery and corporate profits need to rebound. Our outlook for the full year is for GDP growth of around 3.0% accompanied by subdued inflation of approximately 2.0%. An economic recovery of this magnitude should result in a decent profits recovery in S&P 500 earnings of between $50-$52, a double-digit increase over last year's very depressed earnings. We anticipate a positive increase in earnings beginning in the 2nd quarter and accelerating in the 2nd half as year over year comparisons become easier.

The degree of profits increase for the S&P 500 influences to a great extent our outlook for the stock market given the current elevated level of the price/earnings ratio (P/E) when compared to the historical mean. While we are of the opinion that some market P/E compression from here is likely, we also believe that PE's in the low 20's are appropriate given the low level of inflation and the current level of interest rates. Our forecasted market P/E of 22x-23x by year-end, while well above the historical median of 16.4x is still well below the very high P/E of 25x- 28x evident in 1999-2000. Valuations are expected to remain high as the year progresses but should dampen rather than impede the ability of the market to achieve a positive double-digit return for the year.

With the stock market having established what we believe to be a low for the cycle last September, we put whatever cash the Fund held into the market shortly thereafter and are currently fully invested. We remain well diversified in the Fund with an emphasis on high quality companies with strong balance sheets and solid prospects for rising earnings in a better economy. One recent new purchase was General Mills, a premier food company in the Consumer Staples sector. With the recent purchase of Pillsbury, we believe that the combined company will grow faster than the typical food company allowing for some modest P/E expansion. Selling at 16X estimated earnings, yielding 2.2% and with the opportunity for longer-term earnings growth of over 10%, the stock is very attractive. Even with this addition, we are still under weighted in the Consumer Staples sector. We also are under weighted in the Telecom Services, Consumer Discretionary, Utilities, and Materials sectors. While Technology remains an important component of the S&P 500, valuations are still high in this very volatile sector. At the same time, there is little visibility in earnings with the sector still suffering from the excesses of the late 90's. However, there are early signs that tech investment is gradually reviving and that eventually higher tech output will be translated into better earnings. For the time being we are equal weighted in this controversial sector. Our over weighted sectors are the Industrials, Financials and Energy. We believe the first two (Industrials and Financials) are early cycle sectors which should benefit from an improving economy while the third (Energy) is something of a hedge against higher energy prices due to any disruption in supply. One area that we are currently over weighted but look to reduce is Healthcare. The drug companies in particular are suffering from downward earnings revisions mainly due to lack of significant new drugs, a large number of patent expirations as well as government pressure on pricing.

These past six months have provided encouraging signs that the worst bear market in a generation is now behind us. While it may take more time for confidence in the stock market to build, the market's vital signs are definitely improving. Economic recovery, improving corporate profits, low inflation and stable interest rates are all ingredients either now or soon to be in place which should restore health to the market and once again stimulate positive equity returns.

Sincerely,

/s/ Daniel J. Genter


Daniel J. Genter
President
RNC Mutual Fund Group, Inc.
RNC Capital Management, LLC

----------
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please see the following semi-annual report for the Fund's holdings as of March 31, 2002. This material must be preceded or accompanied by a current prospectus.

The S&P 500 Index is a broad market-weighted average of U.S. blue chip companies. The S&P 500 Index is unmanaged and returns include reinvested dividends. You cannot invest in an index.

                                 RNC EQUITY FUND

INVESTMENT PORTFOLIO at March 31, 2002 (Unaudited)

SHARES                                                                 VALUE
--------------------------------------------------------------------------------

COMMON STOCKS: 97.7%

BANKING: 8.7%
   2,000    Bank of America Corp.                                    $  136,040
   4,000    Bank of New York Co., Inc.                                  168,080
   7,500    JP Morgan Chase & Co.                                       267,375
                                                                     ----------
                                                                        571,495
                                                                     ----------
COMPUTER SOFTWARE AND SERVICES: 9.9%
   3,500    First Data Corp.                                            305,375
   4,000    Microsoft Corp.*                                            241,240
   8,000    Oracle Corp.*                                               102,400
                                                                     ----------
                                                                        649,015
                                                                     ----------
COMPUTERS & PERIPHERALS: 5.3%
   8,000    Hewlett-Packard Co.                                         143,520
   2,000    International Business Machines Corp.                       208,000
                                                                     ----------
                                                                        351,520
                                                                     ----------
CONSUMER STAPLES: 5.0%
   3,000    General Mills                                               146,550
   2,000    Procter & Gamble Co.                                        180,180
                                                                     ----------
                                                                        326,730
                                                                     ----------
DIVERSIFIED: 3.4%
   6,000    General Electric Co.                                        224,700
                                                                     ----------
DIVERSIFIED FINANCIAL SERVICES: 5.0%
   6,666    Citigroup, Inc.                                             330,100
                                                                     ----------
DIVERSIFIED MANUFACTURING: 6.9%
   6,000    Honeywell International, Inc.                               229,620
   7,000    Tyco International Ltd.                                     226,240
                                                                     ----------
                                                                        455,860
                                                                     ----------
DRUGS: 10.3%
   4,000    Johnson & Johnson                                           259,800
   6,900    Pfizer, Inc.                                                274,206
   4,700    Schering-Plough Corp.                                       147,110
                                                                     ----------
                                                                        681,116
                                                                     ----------
ENERGY: 2.5%
   7,000    The Williams Companies, Inc.                                164,920
                                                                     ----------
ENTERTAINMENT: 1.8%
   5,000    Walt Disney Co.                                             115,400
                                                                     ----------
INSURANCE: 9.3%
   4,500    American International Group, Inc.                          324,630
   2,550    Marsh & McLennan Companies, Inc.                            287,487
                                                                     ----------
                                                                        612,117
                                                                     ----------
MEDIA: 5.5%
   5,000    AOL Time Warner, Inc.*                                      118,250
   5,000    Viacom, Inc. - Class B*                                     241,850
                                                                     ----------
                                                                        360,100
                                                                     ----------
MEDICAL - BIOMEDICAL GENETICS: 4.0%
   4,400    Baxter International, Inc.                                  261,888
                                                                     ----------
PETROLEUM: 8.1%
   2,000    ChevronTexaco Corp.                                         270,810
   6,000    Exxon Mobil Corp.                                           262,980
                                                                     ----------
                                                                        533,790
                                                                     ----------
RETAIL: 2.8%
   3,000    Wal-Mart Stores, Inc.                                       183,870
                                                                     ----------
SEMICONDUCTORS: 1.8%
   4,000    Intel Corp.                                                 121,640
                                                                     ----------
TECHNOLOGY: 3.5%
   7,000    Texas Instruments, Inc.                                     231,700
                                                                     ----------
TELECOMMUNICATIONS - SERVICES: 3.9%
   5,660    Verizon Communications                                      258,379
                                                                     ----------
TOTAL COMMON STOCKS
   (cost $5,876,193)                                                  6,434,340
                                                                     ----------

See accompanying Notes to Financial Statements.

                                 RNC EQUITY FUND

PRINCIPAL
 AMOUNT                                                                VALUE
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT: 3.8%

MONEY MARKET INVESTMENT: 3.8%

$251,370    Federated Cash Trust Series II - Treasury Fund
              (cost $251,370)                                        $  251,370
                                                                     ----------
TOTAL INVESTMENTS IN SECURITIES
  (cost $6,127,563): 101.5%                                           6,685,710
Liabilities in excess of Other Assets: (1.5%)                           (99,357)
                                                                     ----------
NET ASSETS: 100.0%                                                   $6,586,353
                                                                     ==========

----------
*    Non-income producing security.

See accompanying Notes to Financial Statements.

                                 RNC EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2002 (Unaudited)

ASSETS
  Investments in securities, at value (cost $6,127,563) ..........  $ 6,685,710
  Receivables:
    Dividends and interest .......................................        2,283
    Due from Advisor .............................................       16,897
    Deferred organizational costs, net ...........................          311
  Prepaid expenses and other assets ..............................        9,589
                                                                    -----------
    Total assets .................................................    6,714,790
                                                                    -----------
LIABILITIES
  Payables:
    Securities purchased .........................................       90,680
    Distribution fees ............................................        4,140
  Accrued expenses ...............................................       33,617
                                                                    -----------
      Total liabilities ..........................................      128,437
                                                                    -----------

  NET ASSETS .....................................................  $ 6,586,353
                                                                    ===========
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
    ($6,582,212/457,890 shares outstanding; 500,000,000 shares,
    authorized with $0.01 par value) .............................  $     14.38
                                                                    ===========
COMPONENTS OF NET ASSETS
  Paid-in capital ................................................  $ 6,794,340
  Accumulated net realized loss on investments ...................     (766,134)
  Net unrealized depreciation of investments .....................      558,147
                                                                    -----------
    Net assets ...................................................  $ 6,586,353
                                                                    ===========

See accompanying Notes to Financial Statements.

                                 RNC EQUITY FUND

STATEMENT OF OPERATIONS For the Six Months Ended March 31, 2002 (Unaudited)

INVESTMENT INCOME

  Income
    Dividend ........................................................  $ 45,126
    Interest ........................................................     1,260
                                                                       --------
      Total income ..................................................    46,386
                                                                       --------
  Expenses
    Advisory fees ...................................................    32,220
    Administration fees .............................................    19,945
    Distribution fees ...............................................     8,055
    Audit fees ......................................................     7,730
    Registration expense ............................................     8,477
    Fund accounting fees ............................................     7,480
    Legal fees ......................................................     6,483
    Amortization of deferred organizational costs ...................       373
    Transfer agent fees .............................................     3,591
    Director fees ...................................................     3,092
    Custody fees ....................................................     3,491
    Reports to shareholders .........................................     2,095
    Insurance expense ...............................................       249
    Miscellaneous ...................................................     1,995
                                                                       --------
      Total expenses ................................................   105,276
      Less: fees waived and expenses absorbed .......................   (52,101)
                                                                       --------
      Net expenses ..................................................    53,175
                                                                       --------
    Net investment loss .............................................    (6,789)
                                                                       --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investments ..................................   (39,158)
  Net unrealized appreciation on investments ........................   658,745
    Net realized and unrealized gain on investments .................   619,587
                                                                       --------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..........  $612,798
                                                                       ========

See accompanying Notes to Financial Statements.

                                 RNC EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                               SIX MONTHS ENDED     YEAR ENDED
                                                MARCH 31, 2002^   SEPT. 30, 2001
                                                --------------    --------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment loss ..........................  $    (6,789)      $   (20,573)
  Net realized loss on investments .............      (39,158)         (645,256)
  Net unrealized appreciation (depreciation)
    on investments .............................      658,745        (1,851,317)
                                                  -----------       -----------
  Net increase (decrease) in net assets
    resulting from operations ..................      612,798        (2,517,146)
                                                  -----------       -----------
DISTRIBUTION TO SHAREHOLDERS
  From net realized gains ......................           --          (227,428)
                                                  -----------       -----------
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ....................      170,185           982,094
  Proceeds from shares reinvested ..............           --           227,428
  Cost of shares redeemed ......................     (126,009)       (1,750,074)
                                                  -----------       -----------
  Net increase (decrease) from capital
    share transactions .........................       44,176          (540,552)
                                                  -----------       -----------

NET INCREASE (DECREASE) IN NET ASSETS ..........      656,974        (3,285,126)

NET ASSETS
  Beginning of period ..........................    5,929,379         9,214,505
                                                  -----------       -----------
  END OF PERIOD ................................  $ 6,586,353       $ 5,929,379
                                                  ===========       ===========
CHANGE IN CAPITAL SHARES
  Shares sold ..................................       12,004            63,027
  Shares reinvested ............................           --            13,569
  Shares redeemed ..............................       (8,917)         (113,384)
                                                  -----------       -----------
  Net increase (decrease) ......................        3,087           (36,788)
                                                  ===========       ===========

----------
^    Unaudited.

See accompanying Notes to Financial Statements.

                                 RNC EQUITY FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

                                                   SIX MONTHS                 YEAR ENDED SEPTEMBER 30,             NOV. 1,1996*
                                                     ENDED            ---------------------------------------        THROUGH
                                                 MARCH 31, 2002^       2001       2000       1999       1998      SEPT. 30, 1997
                                                 --------------       ------     ------     ------     ------     --------------
Net asset value,
  beginning of period ...........................    $13.04           $18.74     $18.73     $15.21     $14.85         $12.00
                                                     ------           ------     ------     ------     ------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ....................     (0.01)           (0.05)     (0.10)     (0.03)      0.01           0.02
Net realized and unrealized
  gain (loss) on investments ....................      1.35            (5.16)      0.11       3.57       0.39           2.83
                                                     ------           ------     ------     ------     ------         ------
Total from investment
  operations ....................................      1.34            (5.21)      0.01       3.54       0.40           2.85
                                                     ------           ------     ------     ------     ------         ------
LESS DISTRIBUTIONS:
  From net investment income ....................        --               --         --      (0.02)     (0.04)            --
  From net realized gains .......................        --            (0.49)        --         --         --             --
                                                     ------           ------     ------     ------     ------         ------
Total from distributions ........................        --            (0.49)        --      (0.02)     (0.04)            --
                                                     ------           ------     ------     ------     ------         ------
Net asset value, end of period ..................    $14.38           $13.04     $18.74     $18.73     $15.21         $14.85
                                                     ======           ======     ======     ======     ======         ======

Total return ....................................     10.28%+         (28.37%)     0.05%     23.29%      2.68%         23.75%+

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions) ............    $  5.9           $  5.9     $  9.2     $  9.4     $  6.6         $  3.5

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and
  expenses absorbed .............................      3.26%++          3.06%      2.71%      2.79%      3.57%          8.50%++
After fees waived and
  expenses absorbed .............................      1.65%++          1.65%      1.65%      1.65%      1.64%          1.65%++

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived and
  expense absorbed ..............................     (1.70%)++        (1.70%)    (1.53%)    (1.35%)    (1.90%)        (6.53%)++
After fees waived and
  expenses absorbed .............................     (0.28%)++        (0.28%)    (0.47%)    (0.21%)     0.03%          0.32%++
Portfolio turnover rate .........................        23%+             73%        61%        46%        20%            38%+

----------
 *   Commencement of Operations
++   Annualized.
 +   Not Annualized.
 ^   Unaudited.

See accompanying Notes to Financial Statements.

                                 RNC MUTUAL FUND GROUP, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)


NOTE 1 - ORGANIZATION

     The RNC Mutual Fund Group, Inc. (the "Group"), is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company, with two diversified funds: The RNC Equity Fund (the "Equity Fund") and the RNC Money Market Fund (the "Money Fund"), formerly the RNC Liquid Assets Fund, Inc., (collectively the "Funds"). The Equity Fund began operations on November 1, 1996. The investment objective of the Equity Fund is to seek above-average total return consistent with reasonable risk. The Fund seeks to achieve its objective by investing primarily in equity securities. The Money Fund's investment objective is high current income consistent with preservation of capital and liquidity.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. SECURITY VALUATION. Investments in securities traded on a national securities exchange or NASDAQ are valued at the last reported sale price at the close of regular trading on each day that the exchanges are open for trading; securities traded on an exchange or NASDAQ for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Directors. For the Equity Fund short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

          U.S. Government securities with less than 60 days remaining to maturity when acquired by the Money Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60-day period that this amortized cost basis does not represent fair value.

          Short-term portfolio securities for the Money Fund are valued using the amortized cost method, which approximates market value. Commercial paper is purchased at its discounted price and will mature at its principal amounts, with the difference representing interest income when received.

                           RNC MUTUAL FUND GROUP, INC.

     B. FEDERAL INCOME TAXES. The Funds intend to comply with the requirements of their Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to their shareholders. Therefore, no federal income tax provision is required. As of March 31, 2002, the Money Fund had realized capital losses to offset future net capital gains as follows:

          Expire                     Expire                      Expire
           2006                       2007                        2008
          ------                     ------                      ------
          $1,570                     $7,017                      $  638

          As of March 31, 2002, the Equity Fund has realized capital losses to offset future net capital gains as follows:

                                     Expire
                                      2009
                                     ------
                                    $348,255

     C. SECURITY TRANSACTIONS AND DISTRIBUTIONS. Security transactions are accounted for on trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     D. REPURCHASE AGREEMENTS. Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the value of the collateral is at least 102% at all times to the total amount of the repurchase obligation, including interest. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

     E. EXPENSES. Expenses that are related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are allocated on the basis of relative net assets.

     F. DEFERRED ORGANIZATION COSTS. The Equity Fund has incurred expenses of $39,116 in connection with its organization. These costs have been deferred and are being amortized on a straight line basis over a period of sixty months from the date the Equity Fund commenced operations.

     G. USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

                           RNC MUTUAL FUND GROUP, INC.

NOTE 3 - INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     For the six months ended March 31, 2002, RNC Capital Management LLC (the "Advisor") provided the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and most of the personnel needed by the Funds. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Equity Fund and 0.41% based upon the average daily net assets for the Money Fund. For the six months ended March 31, 2002, the Equity Fund incurred $32,220 in advisory fees and the Money Fund incurred $76,147.

     The Funds are responsible for their own operating expenses. The Advisor has agreed to limit the Equity Fund's total expenses to not more than 1.65% of its average daily net assets. Any fee withheld or voluntarily reduced and/or any Fund expenses absorbed by the Advisor voluntarily or pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, any time before the end of the third fiscal year following the year to which the fees waived and expenses absorbed relate, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. Any such reimbursement is also contingent upon Board of Directors review and approval prior to the time the reimbursement is initiated. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement. For the six months ended March 31, 2002, the Advisor waived fees and reimbursed expenses in the amount of $52,101 for the Equity Fund.

     U.S. Bancorp Fund Services, LLC, (the "Administrator") acts as the Funds' Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the directors; monitors the activities of the Funds' custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds' expenses and reviews the Funds' expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

          RNC Equity
          ----------
          Under $100 million             $40,000 or 0.10% of average daily net
                                         assets, whichever is greater
          $100 to $200 million           0.05% of average daily net assets
          $200 million thereafter        0.03% of average daily net assets

                           RNC MUTUAL FUND GROUP, INC.

          RNC Money Market
          ----------------
          Under $100 million             $25,000 or 0.075% of average daily net
                                         assets, whichever is greater
          $100 to $200 million           0.05% of average daily net assets
          $200 million thereafter        0.03% of average daily net assets

     Quasar Distributors LLC. (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor receives no fees for its services and is an affiliate of the Administrator.

     The Funds have adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Funds will pay a fee to the Distributor at an annual rate of 0.25% of the average daily net assets of the Funds. The Equity Fund incurred $8,055 in distribution fees for the six months ended March 31, 2002. The Distributor waived all of its fees totaling $46,404 for the six months ended March 31, 2002, for the Money Fund.

     Certain officers of the Fund are officers and/or directors of the Advisor or Administrator.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     Purchases and the proceeds from the sales of securities, other than short-term investments, for the six months ended March 31, 2002 were $1,682,325 and $1,428,716 respectively for the Equity Fund.

                           RNC MUTUAL FUND GROUP, INC.

NOTE 5 - DISTRIBUTION TO SHAREHOLDERS

     As of March 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                          MONEY MARKET
                                              FUND         EQUITY FUND
                                           -----------     -----------
Cost of investments for tax purposes       $30,613,912     $ 6,127,563
Gross tax unrealized appreciation          $        --     $   971,318
Gross tax unrealized depreciation                   --        (413,171)
Net tax unrealized appreciation
  (depreciation)                           $        --     $   558,147
  Undistributed ordinary income            $        --     $        --
  Undistributed long-term gains            $        --     $        --

     The tax composition of dividends was as follows:

                                                     LONG TERM       LONG TERM
                       ORDINARY       INCOME       CAPITAL GAINS   CAPITAL GAINS
                     INCOME TOTAL    PER SHARE         TOTAL         PER SHARE
                       --------      --------        --------         --------
Money Market Fund      $318,257      $   0.01        $     --         $     --
Equity Fund            $     --      $     --        $     --         $     --

--------------------------------------------------------------------------------


                                     Advisor
                           RNC CAPITAL MANAGEMENT LLC
                      11601 Wilshire Boulevard, 25th Floor
                             Los Angeles, CA 90025
                                 (866) 209-1966
                               www.rnccapital.com

                                    Custodian
                                 U.S BANK N.A.
                               425 Walnut Street
                              Cincinnati, OH 45202

                                 Transfer Agent
                         U.S. BANCORP FUND SERVICES, LLC
                            615 East Michigan Street
                              Milwaukee, WI 53202

                                  Legal Counsel
                      PAUL, HASTINGS, JANOFSKY & WALKER LLP
                          55 Second Street, 24th Floor
                            San Francisco, CA 94105

                                    Auditors
                              TAIT, WELLER & BAKER
                         8 Penn Center Plaza, Suite 800
                             Philadelphia, PA 19103


--------------------------------------------------------------------------------

This report is intended for the shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Due to market volatility, Equity Fund performance may fluctuate substantially over the short-term and current performance may differ from that shown. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.